UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2016

Date of reporting period :	July 1, 2015 — June 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Annual report
6 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Small Cap Growth
Fund

Annual report
6 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	48

About the Trustees	49

Officers	51

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As summer comes to a close, we note that despite multiple headwinds and uncertainties both at home and overseas, the overall trajectory of the equity markets has been somewhat positive so far in 2016.

It is heartening that markets have recovered from various international and domestic challenges. We know volatile markets can be unsettling, but if recent events are any indication, we believe it is important not to overreact to short-term developments and to focus instead on the long term.

We believe the global environment continues to be supportive of stocks. Central banks around the world stand ready to add more stimulus and liquidity, if necessary, while the underpinnings of the U.S. economy remain solid, in our view. Overseas, higher hurdles to growth exist, but we believe that market gyrations may present investment opportunities. Within fixed income, yields have fallen — and in some cases have gone further into negative territory — as investors seek safety from turbulent markets, notably after the United Kingdom’s vote to depart the European Union.

At Putnam, our portfolio managers seek positive returns in every kind of market environment, backed by our network of global analysts and their own experience navigating changing conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended June 30, 2016, as well as an outlook for the coming months.

As always, it may be helpful for you to consult with your financial advisor, who can assist you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Putnam Small Cap Growth Fund

Seeking small companies with the potential to grow and prosper

Small companies offer many potential advantages for investors. They tend to be flexible and innovative, and often are able to expand their earnings at faster rates than large companies. Small companies can be start-ups or several years old, but they generally offer a product or service that fills a well-defined need in the marketplace. Putnam Small Cap Growth Fund Portfolio Manager Pam Gao researches the universe of U.S. small-company stocks, seeking those with promising growth potential.

"Many small companies are in the early stages of their corporate lives and, if successful, may experience significant growth."

Pam Gao, CFA
Portfolio Manager

How are small-cap stocks different?

Small companies can be more nimble than established firms and may be able to move more quickly to develop a new product or service that captures a customer base with little immediate competition.

An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Small-company stocks generally react differently to economic conditions than do large-cap stocks. Including both in your portfolio is one way to diversify your holdings.

Why research matters with small-company investing

Large companies are carefully tracked by Wall Street analysts. As a result, investors can easily find information about these businesses. In the case of smaller companies, however, there are too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam's organization, is key to uncovering opportunities. Pam Gao works closely with a team of equity analysts who carefully monitor small companies and their financial health and growth prospects.

2 Small Cap Growth Fund

Small Cap Growth Fund 3

Interview with your fund’s portfolio manager

How was the market environment during the 12-month reporting period ended June 30, 2016?

U.S. small-cap growth stocks, along with the rest of the stock market, experienced great volatility during the reporting period due to concerns about the pace of U.S. economic growth, central bank policy, and geopolitical uncertainties. Some of the stock market’s most historic selloffs and rallies came on the heels of China’s August 2015 surprise currency devaluation, the deep slide in oil prices in early 2016, and the unexpected June 2016 vote by the United Kingdom to leave the European Union.

Meanwhile, the data-dependent U.S. Federal Reserve weighed the effects of these and other developments on the health of the U.S. economy and on its interest-rate policy. With solid improvement in employment and growth, the Fed took the first step on the path of gradual normalization of interest rates and raised its short-term benchmark rate to a range between 0.25% and 0.50% in December 2015. For the duration of the reporting period, however, the Fed held

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Small Cap Growth Fund

interest rates steady, stating on numerous occasions that global developments posed ongoing concerns and that the central bank should be cautious about raising interest rates.

Against this backdrop, small-cap stocks, which tend to experience relatively wider price swings than do large-cap stocks, under-performed their larger-company peers. Also, with the stock market testing new highs during the reporting period, value stocks held up better than growth stocks — suggesting that investors favored stocks that appeared to be undervalued versus those that offered earnings growth potential.

How did the fund perform for the reporting period?

With macroeconomic and political events generating wide swings in investor sentiment between higher- and lower-risk assets, often with little regard for the underlying strength of company fundamentals, the reporting period was a challenging environment for my bottom-up stock-picking approach. As such, the fund underperformed its benchmark, the Russell 2000 Growth Index. The fund also trailed the average return for its Lipper peer group, Small-Cap Growth Funds. Negative stock selection results weighed on relative performance, as did sector allocation decisions, which were a residual of our security selection process.

Performance results in the information technology, financials, and consumer discretionary sectors detracted most from returns. Stock selection was most disappointing in the information technology sector, given my focus on growth at a reasonable price. With investors bidding up prices of these stocks beyond the level that I was willing to pay, the fund did not own some of the stronger-performing stocks that were held by the benchmark. On the other hand, investments in the materials and telecommunication services sectors contributed to returns.

What stocks detracted most from the fund’s performance during the reporting period?

The top three detractors were in the health-care sector, which faced increased scrutiny and negative publicity with the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Small Cap Growth Fund	5

presidential candidates debating prescription drug affordability. The stock of AMAG Pharmaceuticals, a specialty biopharmaceutical company focused on treatments for cancer and women’s health care, declined sharply from its high in July 2015 through the end of the calendar year. One of the company’s main products, Makena, which is designed to prevent preterm birth, will be facing generic competition in February 2018 when the drug will lose its exclusivity rights —likely affecting future earnings growth. We trimmed the fund’s position in AMAG during the period for this reason, as well as due to the delay of the potential approval and launch of Makena auto-injector, which has made the lifecycle management of Makena questionable.

The fund’s investments in Lannett, a generic pharmaceutical company that commercializes and develops products for the treatment of thyroid and cardiovascular disorders and for pain management, has benefited from strong revenue and earnings growth over the past few years. In September 2015, the company significantly expanded its product line by acquiring Kremers Urban Pharmaceuticals. However, drug pricing issues, more intense competition, and investors’ doubts about the Kremer acquisition synergies contributed to weakness in the stock price through early 2016. We continue to hold Lannett based on our belief that the stock was oversold.

Finally, Canada-based Cardiome Pharma, which specializes in the commercialization of hospital cardiac and other acute-care products in non-U.S. markets, also sold off with many other biotechnology and pharmaceutical stocks during the reporting

Allocations are shown as a percentage of the fund’s net assets as of 6/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6	Small Cap Growth Fund

period. However, the NASDAQ-traded stock was especially vulnerable, in our view, due to its small size, thin trading volume, and relative obscurity to U.S. investors.

What holdings contributed positively to performance during the reporting period?

The fund’s top-performing holding was the oncology-focused biopharmaceutical company TESARO. The company has one commercially viable product, Rolapitant, an NK-1 receptor antagonist indicated for the treatment of chemotherapy-induced nausea/vomiting. At period-end, TESARO’s pipeline consisted of what we believe were several promising oncology-related product candidates — including the phase III agent Niraparib for breast and ovarian cancers, and a number of earlier-stage immuno-oncology assets.

Just before the close of the reporting period, TESARO released a strong phase III result of Niraparib for the treatment of ovarian cancer post-second-line, platinum-based chemo-therapy. In our view, the trial delivered strong results in essentially all platinum-sensitive patients and showed that Niraparib was well tolerated. As a result of the highly compelling trial results, TESARO’s stock price climbed sharply.

The fund’s investment in inContact, the leading provider of cloud contact-center software, also rallied strongly. The company has built a market-leading, feature-rich product set to sell to data centers. InContact’s revenues have grown rapidly, in large part

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Small Cap Growth Fund	7

due to taking market share from on-premise competitors. In May 2016, inContact agreed to be acquired by NICE, a provider of workforce optimization solutions, at a significant premium under the terms of the deal. The position was sold from the fund after the acquisition announcement to lock in profits.

In the final months of the reporting period, we saw an acceleration of mergers and acquisitions in software as a service [SaaS] space, with the inContact/NICE deal being one of them. We continue to like SaaS companies and hold other SaaS stocks.

The fund’s investment in U.S. Concrete, a producer of ready-mixed concrete for commercial, industrial, and residential markets, also delivered strong results. We believe the macroeconomic backdrop for construction remained favorable at period-end, and industry dynamics for cement and concrete appear to be positive with many market participants raising prices. The company is a market leader in many of the higher-growth geographic areas in which it operates, including Texas, California, Washington D.C., New York, and New Jersey. We believe U.S. Concrete is poised to continue increasing sales and generating healthy free-cash flows, which can help bolster growth through acquisitions, in our opinion.

Where do you see your best investment opportunities in the coming months?

We are in unusual times, with low global growth requiring central banks to keep interest rates low to stimulate economic activity. At its June 2016 meeting, the Fed once again refrained from raising interest rates, citing jobs growth and international developments. While low interest rates are technically supportive of stocks, some defensive sectors like utilities and consumer staples are in demand simply for their

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Small Cap Growth Fund

dividend yield and cash-flow stability — often without regard for valuations.

When it comes to selecting stocks for the fund, I prefer to work from a bottom-up investment process, focusing on solidly growing, quality companies that are reasonably priced relative to my expectations for their potential growth.

Thank you, Pam, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton; M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute; and a B.S. from Beijing Jiaotong University. She has been in the investment industry since she joined Putnam in 2000.

IN THE NEWS

Prompted by ongoing slow growth in advanced economies and persistently low commodity prices, the World Bank has trimmed its world economic growth forecast for 2016. In its semiannual Global Economic Prospects report, the Washington-based development bank reduced its 2016 global growth prediction to 2.4% — half a percentage point below its January forecast. In addition to sluggish growth in advanced economies and low commodity prices, the World Bank cited anemic global trade and weak global capital flows as reasons for the downgrade. For the eurozone, the World Bank expects growth to hold steady in 2016 at 1.6%, unchanged from the 2015 growth rate. For Japan, the World Bank pared growth to 0.5% from 0.6%. Commodity-exporting emerging-market and developing-market countries account for half of the World Bank’s downward revision. These countries, including Brazil and Venezuela, have struggled to adapt to lower prices for oil and other key commodities. Growth in these economies is projected to advance at just 0.4% this year, down from the 1.2% projected in January. Going forward, global growth is expected to pick up modestly, reaching 2.9% in 2017 and 3.1% in 2018, according to the World Bank.

Small Cap Growth Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(6/29/15)	(11/3/03)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	9.69%	9.34%	9.33%	9.33%	8.87%	8.87%	9.15%	8.94%	9.41%	9.88%	9.87%

10 years	49.12	40.55	40.87	40.87	38.33	38.33	41.90	36.94	45.46	53.11	52.90
Annual average	4.08	3.46	3.49	3.49	3.30	3.30	3.56	3.19	3.82	4.35	4.34

5 years	37.84	29.91	33.15	31.15	32.74	32.74	34.39	29.69	36.08	39.69	39.50
Annual average	6.63	5.37	5.89	5.57	5.83	5.83	6.09	5.34	6.36	6.91	6.88

3 years	19.20	12.35	16.50	13.50	16.52	16.52	17.40	13.29	18.26	20.23	20.06
Annual average	6.03	3.96	5.22	4.31	5.23	5.23	5.49	4.25	5.75	6.33	6.28

1 year	–15.34	–20.21	–15.98	–20.18	–15.97	–16.81	–15.76	–18.71	–15.55	–14.99	–15.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Small Cap Growth Fund

Comparative index returns For periods ended 6/30/16

		Lipper Small-Cap Growth
	Russell 2000 Growth Index	Funds category average*

Annual average (life of fund)	5.50%	6.98%

10 years	99.39	90.01
Annual average	7.14	6.50

5 years	50.46	42.00
Annual average	8.51	7.14

3 years	25.05	20.44
Annual average	7.74	6.31

1 year	–10.75	–10.48

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/16, there were 546, 485, 433, 305, and 111 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,087 and $13,833, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,694. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $14,546, $15,311 and $15,290, respectively.

Small Cap Growth Fund	11

Fund price and distribution information For the 12-month period ended 6/30/16

	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

6/30/15	$32.34	$34.31	$29.16	$29.05	$30.20	$31.30	$31.44	$33.28	$33.29

6/30/16	27.38	29.05	24.50	24.41	25.44	26.36	26.55	28.29	28.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 6/30/15	1.25%*	2.00%*	2.00%*	1.75%*	1.50%*	0.81%†	1.00%*

Annualized expense ratio for
the six-month period ended
6/30/16‡§	1.23%	1.98%	1.98%	1.73%	1.48%	0.81%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

† Other expenses are based on expenses of class Y shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R6 shares.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

§ Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 6/30/16.

12 Small Cap Growth Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 1/1/16 to 6/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.95	$9.56	$9.56	$8.36	$7.16	$3.92	$4.74

Ending value (after expenses)	$946.10	$942.70	$942.50	$943.60	$944.50	$947.70	$947.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/16, use the following calculation method. To find the value of your investment on 1/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$6.17	$9.92	$9.92	$8.67	$7.42	$4.07	$4.92

Ending value (after expenses)	$1,018.75	$1,015.02	$1,015.02	$1,016.26	$1,017.50	$1,020.84	$1,019.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Growth Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Small Cap Growth Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2016, Putnam employees had approximately $481,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Small Cap Growth Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

Small Cap Growth Fund 17

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have

18 Small Cap Growth Fund

implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least October 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of

Small Cap Growth Fund 19

those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value

20 Small Cap Growth Fund

was in the following quartiles of its Lipper peer group (Lipper Small-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 558, 489 and 437 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Small Cap Growth Fund 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Small Cap Growth Fund (the “fund”) at June 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2016 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 2016

Small Cap Growth Fund 23

The fund’s portfolio 6/30/16

COMMON STOCKS (97.1%)*	Shares	Value

Aerospace and defense (0.4%)
Cubic Corp.	9,921	$398,427

Kratos Defense & Security Solutions, Inc. † S	51,441	210,908

609,335
Auto components (1.6%)
American Axle & Manufacturing Holdings, Inc. †	27,278	394,985

Cooper Tire & Rubber Co.	16,505	492,179

Cooper-Standard Holding, Inc. †	7,907	624,574

Visteon Corp.	10,191	670,670

2,182,408
Banks (1.8%)
Customers Bancorp, Inc. †	22,336	561,304

FCB Financial Holdings, Inc. Class A †	18,384	625,056

First BanCorp. (Puerto Rico) †	160,701	637,983

Western Alliance Bancorp †	20,752	677,553

2,501,896
Biotechnology (7.6%)
ACADIA Pharmaceuticals, Inc. † S	10,965	355,924

AMAG Pharmaceuticals, Inc. † S	18,980	454,002

Applied Genetic Technologies Corp. †	22,534	318,405

Ardelyx, Inc. † S	23,127	201,899

ARIAD Pharmaceuticals, Inc. †	46,155	341,085

Biospecifics Technologies Corp. †	10,453	417,493

Dynavax Technologies Corp. † S	32,477	473,515

Eagle Pharmaceuticals, Inc. † S	3,559	138,054

Emergent BioSolutions, Inc. †	15,023	422,447

FivePrime Therapeutics, Inc. †	10,527	435,291

Halozyme Therapeutics, Inc. † S	24,313	209,821

Immune Design Corp. † S	15,331	125,101

Inotek Pharmaceuticals Corp. † S	23,092	171,804

Insys Therapeutics, Inc. † S	13,734	177,718

Ligand Pharmaceuticals, Inc. † S	4,349	518,705

Merrimack Pharmaceuticals, Inc. † S	55,939	301,511

MiMedx Group, Inc. † S	65,114	519,610

Myriad Genetics, Inc. †	9,587	293,362

Neurocrine Biosciences, Inc. †	7,486	340,239

Novavax, Inc. † S	27,278	198,311

Ophthotech Corp. †	12,354	630,425

Portola Pharmaceuticals, Inc. †	7,018	165,625

Prothena Corp. PLC (Ireland) † S	18,334	640,957

Repligen Corp. †	15,986	437,377

Rigel Pharmaceuticals, Inc. †	48,600	108,378

Sage Therapeutics, Inc. †	5,634	169,752

TESARO, Inc. † S	19,472	1,636,622

Tokai Pharmaceuticals, Inc. † S	7,017	38,664

Ultragenyx Pharmaceutical, Inc. †	5,200	254,332

uniQure NV (Netherlands) †	14,924	109,990

		10,606,419

24 Small Cap Growth Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Building products (2.4%)
CaesarStone Sdot-Yam, Ltd. (Israel) † S	14,924	$518,758

Continental Building Products, Inc. †	32,121	714,050

Patrick Industries, Inc. †	16,901	1,018,961

PGT, Inc. †	68,195	702,409

Trex Co., Inc. †	7,116	319,651

3,273,829
Capital markets (0.6%)
E*Trade Financial Corp. †	20,500	481,545

Lazard, Ltd. Class A	12,848	382,613

864,158
Chemicals (2.2%)
American Vanguard Corp. †	36,271	548,055

Innophos Holdings, Inc.	8,462	357,181

Koppers Holdings, Inc. †	30,800	946,484

Minerals Technologies, Inc.	7,412	421,002

Trinseo SA †	18,977	814,683

3,087,405
Commercial services and supplies (1.2%)
Deluxe Corp.	8,700	577,419

MSA Safety, Inc.	9,628	505,759

Tetra Tech, Inc.	19,571	601,710

1,684,888
Communications equipment (2.9%)
Applied Optoelectronics, Inc. † S	39,700	442,655

CalAmp Corp. †	28,315	419,345

Ciena Corp. †	18,681	350,269

Infinera Corp. †	54,136	610,654

InterDigital, Inc./PA	8,797	489,817

Ixia †	31,034	304,754

Netscout Systems, Inc. †	5,257	116,968

Plantronics, Inc.	11,861	521,884

ShoreTel, Inc. †	59,201	396,055

Ubiquiti Networks, Inc. † S	10,576	408,868

4,061,269
Construction and engineering (3.0%)
Argan, Inc.	17,692	738,110

Chicago Bridge & Iron Co. NV	6,326	219,069

Dycom Industries, Inc. †	17,300	1,552,848

MasTec, Inc. †	43,290	966,233

Quanta Services, Inc. †	29,900	691,288

4,167,548
Construction materials (1.1%)
Summit Materials, Inc. Class A †	19,009	388,924

U.S. Concrete, Inc. †	18,384	1,119,769

1,508,693
Consumer finance (0.1%)
Encore Capital Group, Inc. † S	8,179	192,452

192,452
Diversified telecommunication services (1.6%)
Cogent Communications Holdings, Inc.	22,237	890,814

IDT Corp. Class B	23,818	337,977

Inteliquent, Inc.	50,945	1,013,296

		2,242,087

Small Cap Growth Fund 25

COMMON STOCKS (97.1%)* cont.	Shares	Value

Electrical equipment (1.5%)
AZZ, Inc.	11,155	$669,077

EnerSys	14,594	867,905

Sensata Technologies Holding NV †	17,600	614,064

2,151,046
Electronic equipment, instruments, and components (2.1%)
Arrow Electronics, Inc. †	8,500	526,150

Littelfuse, Inc.	5,338	630,898

MTS Systems Corp.	6,218	272,597

Plexus Corp. †	14,034	606,269

SYNNEX Corp.	6,425	609,219

VeriFone Systems, Inc. †	17,099	317,015

2,962,148
Food products (1.5%)
Hain Celestial Group, Inc. (The) †	14,300	711,425

John B. Sanfilippo & Son, Inc.	8,220	350,419

Omega Protein Corp. †	21,300	425,787

Sanderson Farms, Inc. S	6,820	590,885

2,078,516
Health-care equipment and supplies (5.7%)
Conmed Corp.	9,728	464,317

DexCom, Inc. †	13,222	1,048,901

Entellus Medical, Inc. † S	13,540	247,376

GenMark Diagnostics, Inc. †	59,829	520,512

Globus Medical, Inc. Class A † S	23,921	570,037

Halyard Health, Inc. †	13,200	429,264

ICU Medical, Inc. †	10,966	1,236,417

Integer Holdings Corp. †	18,114	560,266

Integra LifeSciences Holdings Corp. †	7,300	582,394

OraSure Technologies, Inc. †	38,678	228,587

Rockwell Medical, Inc. † S	36,074	273,080

Spectranetics Corp. (The) †	23,917	447,487

STERIS PLC (United Kingdom)	9,628	661,925

Zeltiq Aesthetics, Inc. † S	25,005	683,387

7,953,950
Health-care providers and services (5.3%)
AmSurg Corp. †	5,380	417,165

Centene Corp. †	12,780	912,109

Chemed Corp.	10,235	1,395,133

HealthEquity, Inc. † S	22,200	674,547

HealthSouth Corp.	17,504	679,505

Landauer, Inc.	12,650	520,674

Molina Healthcare, Inc. †	3,559	177,594

PharMerica Corp. †	26,047	642,319

RadNet, Inc. †	69,478	371,013

Select Medical Holdings Corp. † S	40,819	443,703

Surgical Care Affiliates, Inc. †	16,802	800,951

Team Health Holdings, Inc. †	7,412	301,446

		7,336,159

26 Small Cap Growth Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Health-care technology (1.0%)
Imprivata, Inc. †	44,179	$618,506

Veeva Systems, Inc. Class A † S	20,952	714,882

1,333,388
Hotels, restaurants, and leisure (3.1%)
Boyd Gaming Corp. †	25,300	465,520

Brinker International, Inc.	11,367	517,540

Buffalo Wild Wings, Inc. †	3,700	514,115

Cedar Fair LP	8,993	519,975

Cheesecake Factory, Inc. (The)	12,453	599,487

Diamond Resorts International, Inc. † S	27,728	830,731

Marcus Corp. (The)	14,905	314,496

Penn National Gaming, Inc. †	35,900	500,805

4,262,669
Household durables (1.2%)
Ethan Allen Interiors, Inc.	18,371	606,978

LGI Homes, Inc. † S	31,700	1,012,498

1,619,476
Insurance (1.9%)
Amtrust Financial Services, Inc.	25,499	624,726

Employers Holdings, Inc.	29,453	854,726

Federated National Holding Co.	26,685	508,082

United Insurance Holdings Corp.	41,510	679,934

2,667,468
Internet and catalog retail (0.4%)
FTD Cos., Inc. †	21,300	531,648

531,648
Internet software and services (2.4%)
Apigee Corp. †	43,784	535,040

comScore, Inc. †	8,800	210,144

Cornerstone OnDemand, Inc. †	14,100	536,646

j2 Global, Inc.	13,100	827,527

Stamps.com, Inc. †	6,100	533,262

Web.com Group, Inc. †	35,306	641,863

3,284,482
IT Services (1.3%)
Cardtronics, Inc. †	12,158	484,010

CSG Systems International, Inc.	15,913	641,453

Travelport Worldwide, Ltd.	49,300	635,477

1,760,940
Leisure products (0.2%)
MCBC Holdings, Inc.	20,888	230,812

230,812
Life sciences tools and services (2.2%)
Albany Molecular Research, Inc. † S	38,800	521,472

Cambrex Corp. †	14,034	725,979

Charles River Laboratories International, Inc. †	8,599	708,902

INC Research Holdings, Inc. Class A †	12,453	474,833

VWR Corp. †	19,900	575,110

3,006,296
Machinery (2.5%)
Altra Industrial Motion Corp.	14,352	387,217

Kadant, Inc.	11,148	574,233

Small Cap Growth Fund 27

COMMON STOCKS (97.1%)* cont.	Shares	Value

Machinery cont.
Standex International Corp.	11,857	$979,744

Wabash National Corp. †	51,492	653,948

Woodward, Inc.	15,518	894,458

3,489,600
Marine (0.2%)
Matson, Inc.	10,134	327,227

327,227
Media (2.3%)
IMAX Corp. (Canada) †	17,100	504,108

Lions Gate Entertainment Corp.	30,184	610,622

National CineMedia, Inc.	30,737	475,809

Nexstar Broadcasting Group, Inc. Class A S	11,630	553,355

Regal Entertainment Group Class A S	32,319	712,311

Sinclair Broadcast Group, Inc. Class A	12,848	383,641

3,239,846
Multiline retail (0.3%)
Big Lots, Inc.	8,500	425,935

425,935
Oil, gas, and consumable fuels (0.8%)
Callon Petroleum Co. †	41,470	465,708

Diamondback Energy, Inc. †	4,776	435,619

Gulfport Energy Corp. †	7,620	238,201

1,139,528
Paper and forest products (0.2%)
KapStone Paper and Packaging Corp.	19,669	255,894

255,894
Personal products (0.3%)
Nutraceutical International Corp. †	16,308	377,530

377,530
Pharmaceuticals (6.8%)
Akorn, Inc. †	13,639	388,507

ANI Pharmaceuticals, Inc. † S	7,300	407,486

Aralez Pharmaceuticals, Inc. (Canada) †	69,182	228,301

Cardiome Pharma Corp. (Canada) †	154,525	792,713

Depomed, Inc. †	14,727	288,944

Endo International PLC †	35,100	547,209

Horizon Pharma PLC † S	40,200	662,094

Impax Laboratories, Inc. †	23,324	672,198

Jazz Pharmaceuticals PLC †	15,682	2,216,026

Lannett Co., Inc. † S	21,842	519,621

Medicines Co. (The) †	11,500	386,745

Pacira Pharmaceuticals, Inc. † S	11,762	396,732

Prestige Brands Holdings, Inc. †	14,667	812,552

Sucampo Pharmaceuticals, Inc. Class A †	39,533	433,677

Supernus Pharmaceuticals, Inc. †	32,531	662,656

9,415,461
Professional services (1.5%)
ICF International, Inc. †	20,600	842,540

On Assignment, Inc. †	18,461	682,134

WageWorks, Inc. †	9,389	561,556

		2,086,230

28 Small Cap Growth Fund

COMMON STOCKS (97.1%)* cont.	Shares	Value

Real estate investment trusts (REITs) (2.4%)
Chesapeake Lodging Trust	18,000	$418,500

Communications Sales & Leasing, Inc.	36,766	1,062,537

Geo Group, Inc. (The)	12,918	441,537

National Health Investors, Inc.	11,779	884,485

STAG Industrial, Inc.	25,000	595,250

3,402,309
Real estate management and development (0.6%)
RE/MAX Holdings, Inc. Class A	19,274	775,971

775,971
Road and rail (0.4%)
Saia, Inc. †	23,900	600,846

600,846
Semiconductors and semiconductor equipment (9.0%)
Advanced Energy Industries, Inc. †	29,848	1,133,030

Ambarella, Inc. † S	8,797	446,976

Cavium, Inc. †	10,822	417,729

CEVA, Inc. †	37,392	1,015,941

Cirrus Logic, Inc. †	14,331	555,899

Cypress Semiconductor Corp.	71,654	755,950

DSP Group, Inc. †	47,638	505,439

Integrated Device Technology, Inc. †	30,928	622,581

Intersil Corp. Class A	23,621	319,828

Lattice Semiconductor Corp. †	103,279	552,543

Mellanox Technologies, Ltd. (Israel) †	19,760	947,690

Microsemi Corp. †	16,012	523,272

MKS Instruments, Inc.	11,861	510,735

Monolithic Power Systems, Inc.	9,488	648,220

ON Semiconductor Corp. †	60,782	536,097

Power Integrations, Inc.	10,477	524,583

Semtech Corp. †	8,412	200,710

Silicon Laboratories, Inc. †	5,634	274,601

Skyworks Solutions, Inc.	9,191	581,606

Synaptics, Inc. †	4,845	260,419

Tessera Technologies, Inc.	16,802	514,813

Tower Semiconductor, Ltd. (Israel) † S	56,900	706,698

12,555,360
Software (7.4%)
A10 Networks, Inc. †	52,578	340,180

Aspen Technology, Inc. †	14,535	584,888

AVG Technologies NV (Netherlands) †	18,474	350,821

Blackbaud, Inc.	12,551	852,213

Fleetmatics Group PLC (Ireland) †	12,400	537,292

Gigamon, Inc. †	8,896	332,621

Mentor Graphics Corp.	31,298	665,395

MobileIron, Inc. †	119,336	363,975

Paycom Software, Inc. †	10,100	436,421

Paylocity Holding Corp. †	9,092	392,774

Proofpoint, Inc. † S	15,221	960,293

PROS Holdings, Inc. †	40,400	704,172

QAD, Inc. Class A	28,069	540,890

Small Cap Growth Fund 29

COMMON STOCKS (97.1%)* cont.	Shares	Value

Software cont.
Synchronoss Technologies, Inc. †	9,686	$308,596

Tyler Technologies, Inc. †	8,735	1,456,212

Ultimate Software Group, Inc. †	2,800	588,812

Verint Systems, Inc. †	13,886	460,043

Zendesk, Inc. †	15,500	408,890

10,284,488
Specialty retail (1.6%)
Caleres, Inc.	20,960	507,442

Children’s Place, Inc. (The)	9,700	777,746

DSW, Inc. Class A	14,034	297,240

Express, Inc. †	29,848	433,094

Restoration Hardware Holdings, Inc. † S	8,300	238,044

2,253,566
Technology hardware, storage, and peripherals (0.7%)
Cray, Inc. †	4,262	127,519

NCR Corp. †	28,400	788,668

916,187
Textiles, apparel, and luxury goods (1.0%)
G-III Apparel Group, Ltd. †	7,524	343,997

Oxford Industries, Inc.	5,314	300,879

Steven Madden, Ltd. †	12,344	421,918

Wolverine World Wide, Inc.	16,901	343,428

1,410,222
Thrifts and mortgage finance (1.6%)
BofI Holding, Inc. † S	27,167	481,128

Essent Group, Ltd. †	26,389	575,544

LendingTree, Inc. † S	8,200	724,306

PennyMac Financial Services, Inc. Class A †	35,048	437,750

2,218,728
Tobacco (0.3%)
Vector Group, Ltd. S	18,778	421,003

421,003
Trading companies and distributors (0.9%)
Beacon Roofing Supply, Inc. †	14,924	678,594

H&E Equipment Services, Inc.	28,000	532,840

		1,211,434

Total common stocks (cost $127,143,757)		$134,968,750

SHORT-TERM INVESTMENTS (15.8%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.64% [d]	18,919,737	$18,919,737

Putnam Short Term Investment Fund 0.47% L	2,996,245	2,996,245

Total short-term investments (cost $21,915,982)		$21,915,982

TOTAL INVESTMENTS

Total investments (cost $149,059,739)		$156,884,732

30 Small Cap Growth Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2015 through June 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $139,031,199.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$16,156,582	$—	$—

Consumer staples	2,877,049	—	—

Energy	1,139,528	—	—

Financials	12,622,982	—	—

Health care	39,651,673	—	—

Industrials	19,601,983	—	—

Information technology	35,824,874	—	—

Materials	4,851,992	—	—

Telecommunication services	2,242,087	—	—

Total common stocks	134,968,750	—	—

Short-term investments	2,996,245	18,919,737	—

Totals by level	$137,964,995	$18,919,737	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 31

Statement of assets and liabilities 6/30/16

ASSETS

Investment in securities, at value, including $18,688,880 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $127,143,757)	$134,968,750
Affiliated issuers (identified cost $21,915,982) (Notes 1 and 5)	21,915,982

Dividends, interest and other receivables	111,432

Receivable for shares of the fund sold	80,328

Receivable for investments sold	2,834,985

Prepaid assets	37,030

Total assets	159,948,507

LIABILITIES

Payable to custodian	3,340

Payable for investments purchased	1,528,696

Payable for shares of the fund repurchased	107,281

Payable for compensation of Manager (Note 2)	65,366

Payable for custodian fees (Note 2)	4,187

Payable for investor servicing fees (Note 2)	42,415

Payable for Trustee compensation and expenses (Note 2)	69,435

Payable for administrative services (Note 2)	538

Payable for distribution fees (Note 2)	84,674

Collateral on securities loaned, at value (Note 1)	18,919,737

Other accrued expenses	91,639

Total liabilities	20,917,308

Net assets	$139,031,199

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$163,564,647

Undistributed net investment income (Note 1)	49,242

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(32,407,683)

Net unrealized appreciation of investments	7,824,993

Total — Representing net assets applicable to capital shares outstanding	$139,031,199

(Continued on next page)

32 Small Cap Growth Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($104,743,422 divided by 3,826,100 shares)	$27.38

Offering price per class A share (100/94.25 of $27.38)*	$29.05

Net asset value and offering price per class B share ($2,011,654 divided by 82,118 shares)**	$24.50

Net asset value and offering price per class C share ($8,520,490 divided by 349,097 shares)**	$24.41

Net asset value and redemption price per class M share ($1,168,880 divided by 45,953 shares)	$25.44

Offering price per class M share (100/96.50 of $25.44)*	$26.36

Net asset value, offering price and redemption price per class R share
($7,445,944 divided by 280,418 shares)	$26.55

Net asset value, offering price and redemption price per class R6 share
($6,781,430 divided by 239,695 shares)	$28.29

Net asset value, offering price and redemption price per class Y share
($8,359,379 divided by 295,889 shares)	$28.25

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 33

Statement of operations Year ended 6/30/16

INVESTMENT INCOME

Dividends (net of foreign tax of $1,802)	$1,806,224

Interest (including interest income of $4,481 from investments in affiliated issuers) (Note 5)	4,512

Securities lending (Note 1)	385,032

Total investment income	2,195,768

EXPENSES

Compensation of Manager (Note 2)	888,047

Investor servicing fees (Note 2)	302,324

Custodian fees (Note 2)	14,369

Trustee compensation and expenses (Note 2)	11,683

Distribution fees (Note 2)	444,409

Administrative services (Note 2)	4,265

Blue sky expense	95,968

Other	121,609

Fees waived and reimbursed by Manager (Note 2)	(1,865)

Total expenses	1,880,809

Expense reduction (Note 2)	(13,204)

Net expenses	1,867,605

Net investment income	328,163

Net realized loss on investments (Notes 1 and 3)	(835,560)

Net realized gain on foreign currency transactions (Note 1)	15

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(58)

Net unrealized depreciation of investments during the year	(26,624,537)

Net loss on investments	(27,460,140)

Net decrease in net assets resulting from operations	$(27,131,977)

The accompanying notes are an integral part of these financial statements.

34 Small Cap Growth Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/16	Year ended 6/30/15

Operations:
Net investment income (loss)	$328,163	$(548,760)

Net realized gain (loss) on investments
and foreign currency transactions	(835,545)	22,386,276

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(26,624,595)	(5,645,545)

Net increase (decrease) in net assets resulting
from operations	(27,131,977)	16,191,971

Decrease from capital share transactions (Note 4)	(5,479,028)	(3,997,827)

Total increase (decrease) in net assets	(32,611,005)	12,194,144

NET ASSETS

Beginning of year	171,642,204	159,448,060

End of year (including undistributed net investment
income of $49,242 and accumulated net investment loss
of $193,279, respectively)	$139,031,199	$171,642,204

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
June 30, 2016	$32.34	.07 [d]	(5.03)	(4.96)	—	—	—	—	$27.38	(15.34)	$104,743	1.22 [g]	.26 [d,g]	66
June 30, 2015	29.13	(.09)	3.30	3.21	—	—	—	—	32.34	11.02	130,125	1.21	(.31)	91
June 30, 2014	22.97	(.15)	6.31	6.16	—	—	—	—	29.13	26.82	124,234	1.24	(.55)	57
June 30, 2013	18.37	.10	4.58	4.68	(.08)	(.08)	— [e]	—	22.97	25.58	101,158	1.25	.50	98
June 30, 2012	19.95	(.10)	(1.48)	(1.58)	—	—	— [e]	—e,f	18.37	(7.92)	90,494	1.31	(.57)	141

Class B
June 30, 2016	$29.16	(.11) [d]	(4.55)	(4.66)	—	—	—	—	$24.50	(15.98)	$2,012	1.97 [g]	(.45) [d,g]	66
June 30, 2015	26.46	(.29)	2.99	2.70	—	—	—	—	29.16	10.20	1,911	1.96	(1.06)	91
June 30, 2014	21.03	(.33)	5.76	5.43	—	—	—	—	26.46	25.82	1,580	1.99	(1.29)	57
June 30, 2013	16.86	(.06)	4.23	4.17	—	—	— [e]	—	21.03	24.73	679	2.00	(.30)	98
June 30, 2012	18.40	(.16)	(1.38)	(1.54)	—	—	— [e]	—e,f	16.86	(8.37)	195	1.70 [h]	(.97) [h]	141

Class C
June 30, 2016	$29.05	(.13) [d]	(4.51)	(4.64)	—	—	—	—	$24.41	(15.97)	$8,520	1.97 [g]	(.52) [d,g]	66
June 30, 2015	26.36	(.28)	2.97	2.69	—	—	—	—	29.05	10.20	10,291	1.96	(1.06)	91
June 30, 2014	20.95	(.33)	5.74	5.41	—	—	—	—	26.36	25.82	8,093	1.99	(1.30)	57
June 30, 2013	16.80	(.05)	4.20	4.15	—	—	— [e]	—	20.95	24.70	5,703	2.00	(.26)	98
June 30, 2012	18.39	(.22)	(1.37)	(1.59)	—	—	— [e]	— [e,f]	16.80	(8.65)	4,955	2.06	(1.32)	141

Class M
June 30, 2016	$30.20	(.06) [d]	(4.70)	(4.76)	—	—	—	—	$25.44	(15.76)	$1,169	1.72 [g]	(.24) [d,g]	66
June 30, 2015	27.34	(.22)	3.08	2.86	—	—	—	—	30.20	10.46	1,482	1.71	(.80)	91
June 30, 2014	21.67	(.27)	5.94	5.67	—	—	—	—	27.34	26.17	1,401	1.74	(1.05)	57
June 30, 2013	17.33	— [e]	4.34	4.34	—	—	— [e]	—	21.67	25.04	1,024	1.75	.02	98
June 30, 2012	18.93	(.18)	(1.42)	(1.60)	—	—	— [e]	— [e,f]	17.33	(8.45)	1,058	1.81	(1.06)	141

Class R
June 30, 2016	$31.44	(.01) [d]	(4.88)	(4.89)	—	—	—	—	$26.55	(15.55)	$7,446	1.47 [g]	(.02) [d,g]	66
June 30, 2015	28.40	(.16)	3.20	3.04	—	—	—	—	31.44	10.70	10,710	1.46	(.55)	91
June 30, 2014	22.45	(.22)	6.17	5.95	—	—	—	—	28.40	26.50	10,707	1.49	(.81)	57
June 30, 2013	17.95	.05	4.49	4.54	(.04)	(.04)	— [e]	—	22.45	25.32	9,279	1.50	.24	98
June 30, 2012	19.55	(.14)	(1.46)	(1.60)	—	—	— [e]	— [e,f]	17.95	(8.18)	7,916	1.56	(.82)	141

Class R6
June 30, 2016	$33.28	.24 [d,j]	(5.23)	(4.99)	—	—	—	—	$28.29	(14.99)	$6,781	.81 [g]	.82[d,g,j]	66
June 30, 2015†	32.96	(.01)	.33	.32	—	—	—	—	33.28	.97*	10	—*[i]	—*[i]	91

Class Y
June 30, 2016	$33.29	.13 [d,j]	(5.17)	(5.04)	—	—	—	—	$28.25	(15.14)	$8,359	.97 [g]	.44[d,g,j]	66
June 30, 2015	29.91	(.02)	3.40	3.38	—	—	—	—	33.29	11.30	17,112.96		(.06)	91
June 30, 2014	23.53	(.09)	6.47	6.38	—	—	—	—	29.91	27.11	13,433.99		(.30)	57
June 30, 2013	18.81	.16	4.69	4.85	(.13)	(.13)	— [e]	—	23.53	25.95	10,013	1.00	.74	98
June 30, 2012	20.39	(.06)	(1.52)	(1.58)	—	—	— [e]	— [e,f]	18.81	(7.75)	7,733	1.06	(.32)	141

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36 Small Cap Growth Fund	Small Cap Growth Fund 37

Financial highlights (Continued)

* Not annualized.

† For the period June 29, 2015 (commencement of operations) to June 30, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.10	0.37%

Class B	0.10	0.38

Class C	0.09	0.35

Class M	0.10	0.37

Class R	0.10	0.35

Class R6	0.12	0.43

Class Y	0.10	0.34

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

h Reflects a voluntary waiver of a portion of the class B distribution (12b-1) fees. As a result of such waiver, the expenses for class B shares reflect a reduction of 0.36% based on the average net assets for class B shares for the year ended June 30, 2012.

i Amount represents less than 0.01% of average net assets.

j The net investment income ratio and per share amount shown for the period ending may not correspond with expected class specific differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

38 Small Cap Growth Fund

Notes to financial statements 6/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2015 through June 30, 2016.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2015, the index was composed of companies having market capitalizations of between $5.43 million and $16.98 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect

Small Cap Growth Fund 39

to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is

40 Small Cap Growth Fund

determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $18,919,737 and the value of securities loaned amounted to $18,688,880.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Small Cap Growth Fund 41

At June 30, 2016, the fund had a capital loss carryover of $32,251,414 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$662,403	$—	$662,403	*

31,589,011	N/A	31,589,011	June 30, 2018

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $154,290 recognized during the period between November 1, 2015 and June 30, 2016 to its fiscal year ending June 30, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $85,642 to decrease undistributed net investment income, $771 to decrease paid-in capital and $86,413 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$21,124,897
Unrealized depreciation	(13,301,885)

Net unrealized appreciation	7,823,012
Undistributed ordinary income	49,242
Capital loss carryforward	(32,251,414)
Post-October capital loss deferral	(154,290)
Cost for federal income tax purposes	$149,061,720

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

42 Small Cap Growth Fund

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.622% of the fund’s average net assets before a decrease of $44,214 (0.030% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $1,865.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. R6 shares paid a monthly fee based on the average net assets of class  R6 shares at an annual rate

Small Cap Growth Fund 43

of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$236,502	Class R	16,868

Class B	3,969	Class R6	3,081

Class C	19,071	Class Y	20,249

Class M	2,584	Total	$302,324

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $264 under the expense offset arrangements and by $12,940 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $104, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$283,843	Class M	9,308

Class B	19,002	Class R	40,578

Class C	91,678	Total	$444,409

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $30,165 and $225 from the sale of class A and class M shares, respectively, and received $1,022 and $1,264 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

44 Small Cap Growth Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$99,113,660	$103,167,633

U.S. government securities (Long-term)	—	—

Total	$99,113,660	$103,167,633

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/16		Year ended 6/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	578,655	$16,652,095	496,591	$14,890,081

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	578,655	16,652,095	496,591	14,890,081

Shares repurchased	(776,474)	(21,736,790)	(737,447)	(21,601,621)

Net decrease	(197,819)	$(5,084,695)	(240,856)	$(6,711,540)

	Year ended 6/30/16		Year ended 6/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	25,051	$640,311	19,148	$523,084

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	25,051	640,311	19,148	523,084

Shares repurchased	(8,472)	(210,443)	(13,310)	(351,477)

Net increase	16,579	$429,868	5,838	$171,607

	Year ended 6/30/16		Year ended 6/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	155,491	$4,105,324	102,601	$2,930,126

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	155,491	4,105,324	102,601	2,930,126

Shares repurchased	(160,683)	(4,099,129)	(55,297)	(1,472,112)

Net increase (decrease)	(5,192)	$6,195	47,304	$1,458,014

Small Cap Growth Fund 45

	Year ended 6/30/16		Year ended 6/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	7,384	$197,664	7,639	$222,915

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	7,384	197,664	7,639	222,915

Shares repurchased	(10,520)	(287,484)	(9,788)	(274,611)

Net decrease	(3,136)	$(89,820)	(2,149)	$(51,696)

	Year ended 6/30/16		Year ended 6/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	47,799	$1,333,112	67,495	$1,961,722

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	47,799	1,333,112	67,495	1,961,722

Shares repurchased	(107,993)	(3,100,374)	(103,940)	(3,056,403)

Net decrease	(60,194)	$(1,767,262)	(36,445)	$(1,094,681)

			For the period 6/29/15
			(commencement of operations)
	Year ended 6/30/16		to 6/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	263,533	$8,516,471	303	$10,000

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	263,533	8,516,471	303	10,000

Shares repurchased	(24,141)	(689,158)	—	—

Net increase	239,392	$7,827,313	303	$10,000

	Year ended 6/30/16		Year ended 6/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	218,610	$6,589,000	187,890	$5,946,764

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	218,610	6,589,000	187,890	5,946,764

Shares repurchased	(436,768)	(13,389,627)	(122,913)	(3,726,295)

Net increase (decrease)	(218,158)	$(6,800,627)	64,977	$2,220,469

At the close of the reporting period, Putnam Investments, LLC owned 303 class R6 shares of the fund (0.13% of class R6 shares outstanding), valued at $8,572.

46 Small Cap Growth Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$5,009,477	$46,969,783	$48,983,015	$4,481	$2,996,245

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Small Cap Growth Fund 47

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

48 Small Cap Growth Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Small Cap Growth Fund 49

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50 Small Cap Growth Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Small Cap Growth Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Small Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Advisor	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
PricewaterhouseCoopers LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN076
301598 8/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2016	$52,073	$—	$7,278	$—
June 30, 2015	$55,479	$—	$7,121	$—

For the fiscal years ended June 30, 2016 and June 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $637,714 and $608,266 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2016	$—	$630,436	$—	$—

June 30, 2015	$—	$601,145	$—	$—

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2016